AMENDMENT

     to the Risk Premium Reinsurance Agreement (the "Agreement") between the

                    CENTURY LIFE OF AMERICA of Waverly, Iowa,

                  hereinafter referred to as the. "REINSURED,"

                                       and

       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN,"

effective September 1, 1983.

    1. The REINSURED'S plans to be reinsured under the Agreement on and after the first day of March, 1989, shall be those specified in the Appendix I, attached hereto.

    2. The reinsurance percentages for the REINSURED'S cost of insurance rates shall be as described in Schedule D, Part VII, attached hereto and shall apply to reinsurance of the REINSURED'S Flexible Premium Adjustable Life (UL2000 & UL2000EB) and Flexible Premium Variable Adjustable Life (VUL2000 & VUL2000EB) plans ceded under the Agreement on and after the first day of March, 1989, and to existing reinsurance ceded before the effective date hereof; such premium rates shall apply only to reinsurance which when added to all other reinsurance ceded by the REINSURED to the LINCOLN under all agreements does not exceed $5,000,000, and reinsurance ceded on the basis of such premium rates shall

    (a) be subject to a minimum cession of $5,000,
    (b) not be eligible for experience refunds,
    (c) not be eligible for production or persistency bonuses,
    (d) be eligible for premium tax reimbursement, and
    (e) not be reduced as set forth in the "INCREASE IN LIMIT OF RETENTION" article until it has been in force for at least ten years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of ten years and the time period specified for reinsurance of the original policy.

Revision No. 14

    It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the Agreement of which this amendment is a part which do not conflict with the terms hereof.

    IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

CENTURY LIFE OF AMERICA

Signed at Waverly, IA
          ---------------------

By /s/ Robert M. Buckingham          By /s/ Daniel E. Meylink
   ----------------------------         ----------------------------

Title  AVP Valuation                 Title  Secretary
      -------------------------           --------------------------

Date  8/7/89                         Date  8/7/89
     --------------------------           --------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By /s/ Jack McWhorter                By /s/ Linda V. Morris
   ----------------------------         ----------------------------
          Vice President                  Assistant Secretary

Date  8/15/89                        Date   August 11, 1989
     --------------------------           --------------------------

Revision No. 14

                                   APPENDIX I

              Insurance Subject to Reinsurance under this Agreement

A. One hundred percent of the REINSURED'S entire excess of its issues of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

                                              Reinsurance             Dates                Letters
Plan                                         Renewal Basis       from       through     from     through
----                                         -------------       ----       -------     ----     -------
Universal Life Plan                             20 Years        9-01-83       --         A          K
Univers-All Life II                             20 Years        5-01-84       --         A          K
Univers-All-III (Form 2222)                     10 Years        1-01-86       --         A          K
Variable Universal Life (Form 2221 0985)        10 Years        2-01-86       --         A          K
Other Insured Rider                             10 Years        2-01-86       --         A          K*
Automatic Increase Rider                        10 Years        2-01-86       --         A          K
UniVers-All Life III Employee Benefits
(Unisex) (Form 2212)                            10 Years       11-01-86       --         A          K
Flexible Premium Adjustable Life (UL88
& UL88EB)                                       10 Years        8-01-88     2-28-89      A          K
Flexible   Premium   Variable   Adjustable      10 Years        8-01-88     2-28-89      A          K
Life (VUL88 & VUL88EB)
Flexible Premium Adjustable Life                10 Years        3-01-89       --         A          K
(UL2000 & UL2000EB)
Flexible   Premium   Variable   Adjustable      10 Years        3-01-89       --         A          K
Life (VUL2000 & VUL2000EB)

B. Continuations of the REINSURED'S issues to any of the plans listed above, provided the original policy was reinsured with the LINCOLN under this or another reinsurance agreement.

Revision No. 14

                              SCHEDULE D, PART VII
                            (Effective March 1, 1989)

                            Reinsurance Premium Rates

              Flexible Premium Adjustable Life (UL2000 & UL2000EB) Flexible Premium Variable Adjustable Life (VUL2000 & VUL2000EB)

The reinsurance premium for the first $5,000,000 of reinsurance on any one life shall be the attached cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages:

                                                                        Policy Year
                         Plan                                 1            2-10          11+
                         ----                                 -            ----          ---
Flexible Premium Adjustable Life (UL2000) and
Flexible Premium Variable Adjustable Life (VUL2000)           0%            57%          90%

Flexible Premium Adjustable Life (UL2000EB) and
Flexible Premium Variable Adjustable Life (VUL2000EB)         0%            61%          94%

                                Substandard Risks

The substandard table-extra reinsurance premium shall be the number of tables assessed the risk times 25% of the attached appropriate standard rates times the above percentages.

For reinsurance in excess of $5,000,000 on any one life the rates labeled "F5H3, NONSMOKERS," "H3, SMOKER," and "H4, SUBSTANDARD," under the Risk Premium Reinsurance Agreement between the REINSURED and the LINCOLN, effective January 1, 1982, shall apply.

Revision No. 14

   Waiver of Premium Disability, Payor Benefits, and Accidental Death Benefits
   ---------------------------------------------------------------------------

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of 75% first year and 10% in renewal years.

                            Automatic Increase Rider
                            ------------------------

The reinsurance premium in each policy year shall be the following percentages of the cost of insurance rates charged the insured based on the original issue age and attained duration of the policy.

                                                                        Policy Year
                         Plan                                 1            2-10          11+
                         ----                                 -            ----          ---
Flexible Premium Adjustable Life (UL2000) and
Flexible Premium Variable Adjustable Life (VUL2000)           0%            64%          90%

Flexible Premium Adjustable Life (UL2000EB) and
Flexible Premium Variable Adjustable Life (VUL2000EB)         0%            68%          94%

Revision No. 14

                   Flexible Premium Adjustable Life Insurance
                     CURRENT TERM CHARGES FOR DURATIONS 1-10

ATT
AGE              ALL
===              ====
 0               1.01
 1                .99
 2                .95
 3                .93
 4                .90
 5                .85
 6                .81
 7                .77
 8                .74
 9                .73

10                .74
11                .79
12                .88
13               1.01
14               1.14
15               1.26
16               1.36
17               1.44
18               1.50
19               1.53

ATT
AGE        SMOKER          NS
===        ======        ======
20           1.55          1.55
21           1.62          1.53
22           1.68          1.51
23           1.73          1.48
24           1.78          1.46
25           1.81          1.42
26           1.86          1.40
27           1.92          1.39
28           1.93          1.38
29           1.97          1.39

30           2.02          1.40
31           2.09          1.43
32           2.17          1.47
33           2.29          1.53
34           2.42          1.59
35           2.58          1.67
36           2.77          1.76
37           3.01          1.88
38           3.28          2.01
39           3.58          2.14

40           3.94          2.31
41           4.31          2.49
42           4.73          2.68
43           5.17          2.88
44           5.65          3.10
45           6.16          3.34
46           6.69          3.60
47           7.26          3.89
48           7.87          4.20
49           8.54          4.54

50           9.29          4.92
51           9.77          5.22
52          10.31          5.57
53          10.87          5.94
54          11.43          6.29
55          11.98          6.64
56          12.74          7.25
57          13.47          7.87
58          14.21          8.58
59          14.98          9.32

60          15.79         10.15
61          16.90         10.97
62          18.17         11.89
63          19.54         12.87
64          20.96         13.93
65          22.38         14.94
66          23.63         16.13
67          24.80         17.28
68          25.92         18.42
69          27.13         19.61

70          28.45         20.89
71          30.90         22.50
72          33.62         24.27
73          36.60         26.15
74          39.81         28.07
75          43.23         29.90
76          47.00         33.06
77          50.79         36.38
78          54.65         39.88
79          58.71         43.68

80          63.11         47.87
81*         67.99         52.60
82*         73.40         57.95
83*         79.32         63.90
84*         85.52         70.33
85*         91.84         77.13
86*         98.11         84.20
87*        104.55         91.45
88*        111.28         98.86
89*        118.03        106.54

* FOR RENEWAL ONLY

        Revised Unisex Cost of Insurance Rates for UL2000EB and VUL2000EB
                                for Durations 11+

ATT
AGE        SMOKER          NS
===        ======        ======
 0
 1
 2
 3
 4
 5
 6
 7
 8
 9

10            .54           .54
11            .58           .58
12            .62           .62
13            .74           .74
14            .86           .86
15           1.01          1.01
16           1.16          1.16
17           1.29          1.29
18           1.39          1.39
19           1.45          1.45

20           1.48          1.48
21           1.54          1.42
22           1.60          1.34
23           1.67          1.26
24           1.73          1.19
25           1.75          1.13
26           1.74          1.09
27           1.74          1.08
28           1.75          1.07
29           1.77          1.06

30           1.78          1.04
31           1.83          1.05
32           1.86          1.05
33           1.91          1.06
34           1.99          1.08
35           2.08          1.10
36           2.19          1.14
37           2.33          1.18
38           2.48          1.24
39           2.67          1.31

40           2.87          1.39
41           3.11          1.48
42           3.40          1.59
43           3.69          1.71
44           4.01          1.83
45           4.37          1.96
46           4.72          2.11
47           5.12          2.29
48           5.53          2.48
49           5.96          2.65

50           6.43          2.87
51           6.91          3.13
52           7.42          3.39
53           7.97          3.67
54           8.54          3.99
55           9.13          4.34
56           9.74          4.74
57          10.35          5.18
58          10.99          5.65
59          11.67          6.18

60          12.39          6.76
61          13.40          7.48
62          14.51          8.27
63          15.72          9.15
64          17.03         10.12
65          18.44         11.22
66          19.79         12.28
67          21.38         13.56
68          22.93         14.85
69          24.59         16.28

70          26.66         18.02
71          28.87         19.92
72          31.27         22.01
73          34.78         24.95
74          38.29         28.02
75          41.55         30.99
76          44.95         34.08
77          48.84         37.61
78          51.67         40.36
79          55.77         44.23

80          60.21         48.52
81          65.22         53.40
82          70.28         58.51
83          74.90         63.37
84          80.07         68.92
85          86.46         75.70
86          93.17         83.05
87          99.26         90.04
88         107.38         99.22
89         114.90        107.93

90         124.65        118.93
91         136.70        132.03
92         147.91        144.32
93         161.16        158.79
94         175.44        174.20

                Form 5300 Current TERM CHARGES FOR DURATIONS 1-10

ATT
AGE        MALE        FEMALE
===        ====        ======
 0         1.05         .86
 1         1.03         .84
 2          .99         .80
 3          .97         .78
 4          .93         .77
 5          .88         .75
 6          .83         .73
 7          .78         .71
 8          .75         .70
 9          .74         .69

10          .75         .68
11          .81         .70
12          .92         .73
13         1.07         .77
14         1.22         .82
15         1.36         .86
16         1.48         .90
17         1.57         .93
18         1.63         .96
19         1.67         .99

ATT         ---------MALE---------          -------FEMALE--------
AGE         SMOKER            NS            SMOKER           NS
===         ======          ======          ======         ======
20            1.68            1.68           1.01           1.01
21            1.76            1.66           1.06           1.03
22            1.82            1.63           l.10           1.04
23            1.87            1.59           1.16           1.06
24            1.92            1.55           1.21           1.08
25            1.94            1.50           1.27           1.10
26            1.99            1.47           1.34           1.12
27            2.05            1.45           1.40           1.14
28            2.05            1.44           1.45           1.16
29            2.08            1.44           1.51           1.20

30            2.13            1.45           1.58           1.21
31            2.20            1.48           1.64           1.25
32            2.29            1.52           1.71           1.28
33            2.41            1.58           1.80           1.32
34            2.55            1.65           1.90           1.37
35            2.72            1.73           2.01           1.43
36            2.92            1.82           2.18           1.53
37            3.17            1.94           2.38           1.64
38            3.45            2.07           2.58           1.75
39            3.77            2.21           2.83           1.88

40            4.14            2.38           3.13           2.04
41            4.54            2.56           3.41           2.21
42            4.98            2.75           3.72           2.38
43            5.46            2.96           4.00           2.55
44            5.99            3.19           4.31           2.72
45            6.55            3.45           4.59           2.90
46            7.13            3.73           4.92           3.10
47            7.76            4.03           5.27           3.32
48            8.44            4.36           5.59           3.54
49            9.18            4.72           5.99           3.80

50           10.00            5.13           6.43           4.08
51           10.57            5.49           6.55           4.16
52           11.20            5.89           6.74           4.28
53           11.87            6.31           6.87           4.47
54           12.53            6.72           7.02           4.57
55           13.20            7.13           7.11           4.66
56           14.00            7.79           7.69           5.07
57           14.77            8.46           8.26           5.53
58           15.55            9.21           8.84           6.04
59           16.37           10.00           9.41           6.58

60           17.24           10.89           9.99           7.19
61           18.42           11.74          10.83           7.89
62           19.76           12.70          11.80           8.67
63           21.22           13.72          12.81           9.49
64           22.76           14.84          13.76          10.27
65           24.34           15.94          14.55          10.95
66           25.77           17.30          15.08          11.47
67           27.14           18.63          15.42          11.87
68           28.47           19.96          15.71          12.24
69           29.88           21.35          16.12          12.67

70           31.37           22.80          16.79          13.27
71           34.11           24.64          18.05          13.93
72           37.20           26.64          19.31          14.77
73           40.61           28.75          20.56          15.76
74           44.31           30.87          21.82          16.86
75           48.27           32.87          23.08          18.00
76           52.34           36.27          25.62          20.21
77           56.42           39.83          28.26          22.59
78           60.55           43.56          31.07          25.15
79           64.87           47.60          34.09          27.98

80           69.51           52.03          37.51          31.24
81           74.64*          57.01*         41.38*         34.96*
82           80.30*          62.63*         45.79*         39.23*
83           86.43*          68.85*         50.86*         44.10*
84           92.81*          75.56*         56.38*         49.41*
85           99.24*          82.62*         62.24*         55.19*
86          105.54*          89.91*         68.38*         61.36*
87          112.00*          97.34*         74.75*         67.91*
88          118.75*         104.87*         81.40*         74.84*
89          125.46*         112.62*         88.32*         82.20*

* FOR RENEWAL ONLY

      Revised UL2000 and VUL2000 Cost of Insurance Rates for Durations 11+

ATT         ---------MALE---------          -------FEMALE--------
AGE         SMOKER            NS            SMOKER           NS
===         ======          ======          ======         ======
 1
 2
 3
 4
 5
 6
 7
 8
 9

10             .55             .55             .48            .48
11             .60             .60             .50            .50
12             .65             .65             .51            .51
13             .78             .78             .57            .57
14             .92             .92             .61            .61
15            1.09            1.09             .67            .67
16            1.27            1.27             .72            .72
17            1.42            1.42             .75            .75
18            1.55            1.55             .76            .76
19            1.62            1.62             .78            .78

20            1.65            1.65             .78            .78
21            1.72            1.59             .80            .76
22            1.79            1.49             .82            .76
23            1.88            1.39             .85            .75
24            1.94            1.30             .88            .74
25            1.96            1.23             .91            .73
26            1.94            1.18             .94            .73
27            1.93            1.16             .98            .75
28            1.93            1.15            1.02            .75
29            1.95            1.13            1.06            .78

30            1.96            1.11            1.08            .78
31            2.00            1.11            1.14            .79
32            2.03            1.11            1.18            .82
33            2.08            1.11            1.25            .85
34            2.16            1.13            1.32            .88
35            2.25            1.15            1.40            .92
36            2.36            1.18            1.50            .96
37            2.51            1.23            1.60           1.00
38            2.67            1.29            1.70           1.05
39            2.87            1.36            1.85           1.13

40            3.08            1.43            2.02           1.22
41            3.33            1.52            2.24           1.33
42            3.62            1.63            2.51           1.45
43            3.91            1.74            2.79           1.60
44            4.23            1.85            3.11           1.76
45            4.61            1.98            3.41           1.89
46            4.97            2.13            3.71           2.03
47            5.39            2.31            4.02           2.20
48            5.83            2.50            4.32           2.38
49            6.29            2.68            4.64           2.55

50            6.79            2.90            4.98           2.76
51            7.31            3.16            5.30           3.00
52            7.88            3.44            5.60           3.19
53            8.48            3.74            5.94           3.40
54            9.10            4.07            6.30           3.65
55            9.73            4.44            6.74           3.94
56           10.37            4.86            7.20           4.25
57           11.00            5.32            7.76           4.62
58           11.66            5.81            8.31           5.02
59           12.35            6.36            8.93           5.44

60           13.08            6.97            9.61           5.93
61           14.17            7.74           10.32           6.44
62           15.37            8.58           11.06           7.01
63           16.68            9.53           11.88           7.61
64           18.11           10.58           12.72           8.28
65           19.64           11.77           13.65           9.02
66           21.10           12.91           14.55           9.76
67           22.88           14.32           15.40          10.51
68           24.58           15.73           16.35          11.35
69           26.38           17.27           17.44          12.32

70           28.62           19.15           18.82          13.52
71           31.01           21.19           20.33          14.82
72           33.60           23.46           21.93          16.21
73           37.54           26.73           23.75          17.81
74           41.37           30.09           25.96          19.74
75           44.78           33.22           28.63          22.08
76           48.28           36.41           31.64          24.77
77           52.32           40.07           34.94          27.79
78           54.94           42.66           38.59          31.18
79           59.03           46.52           42.71          35.07

80           63.41           50.77           47.41          39.54
81           68.40           55.63           52.51          44.50
82           73.37           60.67           57.91          49.85
83           77.68           65.26           63.79          55.79
84           82.63           70.64           69.85          62.04
85           88.61           77.08           77.86          70.18
86           95.40           84.56           84.25          77.02
87          101.07           91.23           92.01          85.30
88          109.31          100.63           99.66          93.60
89          116.63          109.25          107.97         102.67

90          126.49          120.47          117.27         112.78
91          139.25          134.39          126.51         122.59
92          150.24          146.56          138.59         135.34
93          164.14          161.77          149.24         146.89
94          178.37          177.14          163.74         162.44

      Revised UL2000 and VUL2000 Cost of Insurance Rates for Durations 11+

ATT
AGE        MALE        FEMALE
===        ====        ======
 0         1.05         .86
 1         1.03         .84
 2          .99         .80
 3          .97         .78
 4          .93         .77
 5          .88         .75
 6          .83         .73
 7          .78         .71
 8          .75         .70
 9          .74         .69

10          .75         .68
11          .81         .70
12          .92         .73
13         1.07         .77
14         1.22         .82
15         1.36         .86
16         1.48         .90
17         1.57         .93
18         1.63         .96
19         1.67         .99

ATT         ---------MALE---------          -------FEMALE--------
AGE         SMOKER            NS            SMOKER           NS
===         ======          ======          ======         ======
20           1.68            1.68            1.01           1.01
21           1.76            1.66            1.06           1.03
22           1.82            1.63            1.10           1.04
23           1.87            1.59            1.16           1.06
24           1.92            1.55            1.21           1.08
25           1.94            1.50            1.27           1.10
26           1.99            1.47            1.34           1.12
27           2.05            1.45            1.40           1.14
28           2.05            1.44            1.45           1.16
29           2.08            1.44            1.51           1.20

30           2.13            1.45            1.58           1.21
31           2.20            1.48            1.64           1.25
32           2.29            1.52            1.71           1.28
33           2.41            1.58            1.80           1.32
34           2.55            1.65            1.90           1.37
35           2.72            1.73            2.01           1.43
36           2.92            1.82            2.18           1.53
37           3.17            1.94            2.38           1.64
38           3.45            2.07            2.58           1.75
39           3.77            2.21            2.83           1.88

40           4.14            2.38            3.13           2.04
41           4.54            2.56            3.41           2.21
42           4.98            2.75            3.72           2.38
43           5.46            2.96            4.00           2.55
44           5.99            3.19            4.31           2.72
45           6.55            3.45            4.59           2.90
46           7.13            3.73            4.92           3.10
47           7.76            4.03            5.27           3.32
48           8.44            4.36            5.59           3.54
49           9.18            4.72            5.99           3.80

50          10.00            5.13            6.43           4.08
51          10.57            5.49            6.55           4.16
52          11.20            5.89            6.74           4.28
53          11.87            6.31            6.87           4.47
54          12.53            6.72            7.02           4.57
55          13.20            7.13            7.11           4.66
56          14.00            7.79            7.69           5.07
57          14.77            8.46            8.26           5.53
58          15.55            9.21            8.84           6.04
59          16.37           10.00            9.41           6.58

60          17.24           10.89            9.99           7.19
61          18.42           11.74           10.83           7.89
62          19.76           12.70           11.80           8.67
63          21.22           13.72           12.81           9.49
64          22.76           14.84           13.76          10.27
65          24.34           15.94           14.55          10.95
66          25.77           17.30           15.08          11.47
67          27.14           18.63           15.42          11.87
68          28.47           19.96           15.71          12.24
69          29.88           21.35           16.12          12.67

70          31.37           22.80           16.79          13.27
71          34.11           24.64           18.05          13.93
72          37.20           26.64           19.31          14.77
73          40.61           28.75           20.56          15.76
74          44.31           30.87           21.82          16.86
75          48.27           32.87           23.08          18.00
76          52.34*          36.27*          25.62*         20.21*
77          56.42*          39.83*          28.26*         22.59*
78          60.55*          43.56*          31.07*         25.15*
79          64.87*          47.60*          34.09*         27.98*

80          69.51*          52.03*          37.51*         31.24*
81          74.64*          57.01*          41.38*         34.96*
82          80.30*          62.63*          45.79*         39.23*
83          86.43*          68.85*          50.86*         44.10*
84          92.81*          75.56*          56.38*         49.41*

* FOR RENEWAL ONLY

      Revised UL2000 and VUL2000 Cost of Insurance Rates for Durations 11+

ATT         ---------MALE---------          -------FEMALE--------
AGE         SMOKER            NS            SMOKER           NS
===         ======          ======          ======         ======
 0
 1
 2
 3
 4
 5
 6
 7
 8
 9

10             .55             .55             .48            .48
11             .60             .60             .50            .50
12             .65             .65             .51            .51
13             .78             .78             .57            .57
14             .92             .92             .61            .61
15            1.09            1.09             .67            .67
16            1.27            1.27             .72            .72
17            1.42            1.42             .75            .75
18            1.55            1.55             .76            .76

19            1.62            1.62             .78            .78
20            1.65            1.65             .78            .78
21            1.72            1.59             .80            .76
22            1.79            1.49             .82            .76
23            1.88            1.39             .85            .75
24            1.94            1.30             .88            .74
25            1.96            1.23             .91            .73
26            1.94            1.18             .94            .73
27            1.93            1.16             .98            .75
28            1.93            1.15            1.02            .75
29            1.95            1.13            1.06            .78

30            1.96            1.11            1.08            .78
31            2.00            1.11            1.14            .79
32            2.03            1.11            1.18            .82
33            2.08            1.11            1.25            .85
34            2.16            1.13            1.32            .88
35            2.25            1.15            1.40            .92
36            2.36            1.18            1.50            .96
37            2.51            1.23            1.60           1.00
38            2.67            1.29            1.70           1.05
39            2.87            1.36            1.85           1.13

40            3.08            1.43            2.02           1.22
41            3.33            1.52            2.24           1.33
42            3.62            1.63            2.51           1.45
43            3.91            1.74            2.79           1.60
44            4.23            1.85            3.11           1.76
45            4.61            1.98            3.41           1.89
46            4.97            2.13            3.71           2.03
47            5.39            2.31            4.02           2.20
48            5.83            2.50            4.32           2.38
49            6.29            2.68            4.64           2.55

50            6.79            2.90            4.98           2.76
51            7.31            3.16            5.30           3.00
52            7.88            3.44            5.60           3.19
53            8.48            3.74            5.94           3.40
54            9.10            4.07            6.30           3.65
55            9.73            4.44            6.74           3.94
56           10.37            4.86            7.20           4.25
57           11.00            5.32            7.76           4.62
58           11.66            5.81            8.31           5.02
59           12.35            6.36            8.93           5.44

60           13.08            6.97            9.61           5.93
61           14.17            7.74           10.32           6.44
62           15.37            8.58           11.06           7.01
63           16.68            9.53           11.88           7.61
64           18.11           10.58           12.72           8.28
65           19.64           11.77           13.65           9.02
66           21.10           12.91           14.55           9.76
67           22.88           14.32           15.40          10.51
68           24.58           15.73           16.35          11.35
69           26.38           17.27           17.44          12.32

70           28.62           19.15           18.82          13.52
71           31.01           21.19           20.33          14.82
72           33.60           23.46           21.93          16.21
73           37.54           26.73           23.75          17.81
74           41.37           30.09           25.96          19.74
75           44.78           33.22           28.63          22.08
76           48.28           36.41           31.64          24.77
77           52.32           40.07           34.94          27.79
78           54.94           42.66           38.59          31.18
79           59.03           46.52           42.71          35.07
80           63.41           50.77           47.41          39.54
81           68.40           55.63           52.51          44.50
82           73.37           60.67           57.91          49.85
83           77.68           65.26           63.79          55.79
84           82.63           70.64           69.85          62.04
85           88.61           77.08           77.86          70.18
86           95.40           84.56           84.25          77.02
87          101.07           91.23           92.01          85.30
88          109.31          100.63           99.66          93.60
89          116.63          109.25          107.97         102.67

90          126.49          120.47          117.27         112.78
91          139.25          134.39          126.51         122.59
92          150.24          146.56          138.59         135.34
93          164.14          161.77          149.24         146.89
94          178.37          177.14          163.74         162.44